Cal Dive International

4th Quarter 2009 Earnings Conference Call







Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including current economic and financial market conditions, changes in commodity prices for natural gas and oil and in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

Presentation Outline

- Summary of 4Q 2009 Results
- Backlog
- Discussion of Financial Results
- Non-GAAP Reconciliations
- Questions & Answers

Summary of 4Q Results

- Limited customer capex spending.
- Seasonal weather.
- Mechanical downtime for vessel in international region.
- Higher effective tax rate.
- Continued pricing pressure.






Backlog



($ millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$302
$48
$354
$48
$284
$213
$183
4Q08
1Q09
2Q09
3Q09
4Q09
LNG related
All Other

Financial Results

CAL DIVE INTERNATIONAL

(all amounts in thousands, except per share amounts and percentages)

	4th Quarter		Year Ended	
	2009	2008	2009	2008
Revenues	$147,396	$261,656	$829,362	$856,906
Gross Profit	36,188	89,518	215,885	254,007
Margins	24.6%	34.2%	26.0%	29.6%
Net Income	2,840	46,096	76,627	109,499
Margins	1.9%	17.6%	9.2%	12.8%
Diluted EPS	0.03	0.43	0.81	1.03
EBITDA (1)	$34,178	$89,630	$216,453	$255,954
Margins	23.2%	34.3%	26.1%	29.9%

(1) See reconciliation on Non-GAAP financial measures at the end of the presentation

Utilization

	4th Quarter		Year Ended	
	2009	2008	2009	2008
Effective Utilization (1) -				
Saturation Diving Vessels	58%	92%	79%	87%
Surface Diving Vessels	34%	89%	57%	64%
Construction Barges	32%	66%	41%	50%
Total Fleet	40%	82%	57%	64%
Calendar Day Utilization -				
Saturation Diving Vessels	57%	81%	68%	72%
Surface Diving Vessels	34%	87%	53%	61%
Construction Barges	32%	66%	38%	48%
Total Fleet	39%	78%	52%	60%

(1) Effective vessel utilization is calculated by dividing the total number of days the vessels generated revenues by the total number of days the vessels were available for operation in each period excluding days in which the vessels were in drydocking or taken out of service for upgrades.

International Revenue



($ millions)
$300
225
150
75
0
100%
75%
50%
25%
0%
CAGR = 69%
$20
16%
$34
15%
$70
14%
$151
24%
$251
29%
$274
33%
2004
2005
2006
2007
2008
2009
International Revenue
% of Total Revenue



4Q 2009
$111
76%
$36
24%
4Q 2008
$184
70%
$78
30%
Domestic
International

Debt Levels



Net Debt Levels (1)
($ millions)
$350
$300
$250
$200
$150
$100
$50
$-
Horizon Acquisition
2006
2007
2008
2009



Net Debt to Book Cap. % (2)
60%
50%
40%
30%
20%
10%
0%
53%
35%
27%
21%
2006
2007
2008
2009

(1) Calculated as Total Debt less Cash and Cash Equivalents.
(2) Calculated as Net Debt divided by Stockholders' Equity plus Net Debt.

Cash Flow and Liquidity

($ millions)

Cash Flow from Operations



$250
$200
$150
$100
$50
$-
$86
$110
$140
$235
2006
2007
2008
2009

Liquidity Positions



$400
$350
$300
$250
$200
$150
$100
$50
$-
$72
$334
$354
$348
$49
$273
$293
$296
$23
$61
$61
$52
2006
2007
2008
2009
Cash
Revolver Availability

Non-GAAP Reconciliations

Cal Dive International

EBITDA Reconciliations

(all amounts in thousands except ratio)

	4th Quarter		Year Ended	
	2009	2008	2009	2008
EBITDA (unaudited)	**$34,178**	**$89,630**	**$216,453**	**$255,954**
Less: Depreciation & Amortization	18,469	19,035	76,313	71,195
Less: Non-Cash Stock Comp. Expense	1,943	1,622	7,272	6,021
Less: Net Interest Expense	3,203	4,425	13,801	21,312
Less: Provision for Income Taxes	7,193	18,452	41,910	47,927
Less: Non-Cash Impairment Charge	530	-	530	-
Net Income	**$2,840**	**$46,096**	**$76,627**	**$109,499**